UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 26, 2017

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35933	56-2466617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

90 Park Avenue, 32nd Floor New York, New York	10016
(Address of Principal Executive Offices)	(Zip Code)

(212) 297-1000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.             Other Events.

On April 26, 2017, Gramercy Property Trust (the “Company”) and its operating partnership, GPT Operating Partnership LP (the “Operating Partnership”), entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC and J.P. Morgan Securities LLC as representatives of the several underwriters named therein (collectively, the “Underwriters”), in connection with the underwritten public offering and sale of 10,350,000 shares of the Company’s common shares of beneficial interest, par value $0.01 per share (the “Common Shares”), at a price to the public of $27.60 per share. Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 1,350,000 Common Shares, which the Underwriters exercised in full on April 24, 2017.  The closing of the offering and sale of 10,350,000 Common Shares was completed on April 26, 2017.

The offering was conducted pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-208717) under the Securities Act of 1933, as amended (the “Securities Act”), including the prospectus contained therein dated December 22, 2015 and a related prospectus supplement dated April 20, 2017, on file with the Securities and Exchange Commission.

The Underwriting Agreement contains customary representations, warranties and covenants by the Company and the Operating Partnership, as well as customary indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this report and is incorporated herein by reference thereto.

A copy of the opinion of Venable LLP, Maryland counsel to the Company, with respect to the legality of the Common Shares issued and sold in the offering is filed as Exhibit 5.1 hereto.  A copy of the opinion of Morgan, Lewis & Bockius LLP with respect to tax matters is filed as Exhibit 8.1 hereto.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description
1.1

Underwriting Agreement, dated April 20, 2017, by and among Gramercy Property Trust, GPT Operating Partnership LP, and Morgan Stanley & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Venable LLP.
8.1	Opinion of Morgan, Lewis & Bockius LLP.
23.1	Consent of Venable LLP (included in Exhibit 5.1).
23.2	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 8.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2017	GRAMERCY PROPERTY TRUST INC.

	By:	/s/ Jon W. Clark
	Name:	Jon W. Clark
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1

Underwriting Agreement, dated April 20, 2017, by and among Gramercy Property Trust, GPT Operating Partnership LP, and Morgan Stanley & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Venable LLP.
8.1	Opinion of Morgan, Lewis & Bockius LLP.
23.1	Consent of Venable LLP (included in Exhibit 5.1).
23.2	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 8.1).